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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2003 March 19, 2003)
                                                 -------------------------------

                              LEVEL 8 SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


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
          Delaware                          000-26392                         11-2920559
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
(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification No.)
        incorporation)
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   214 Carnegie Center, Suite 303, Princeton, New Jersey               08540
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        (Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code  (609) 987-9001
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                8000 Regency Parkway, Cary, North Carolina 27511
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

      On March 19, 2003, Level 8 Systems, Inc. (the "Company") completed a $3.5 million private placement of Series D Convertible Preferred Stock ("Series D Preferred Stock"), convertible at a conversion ratio of $0.32 per share of common stock into an aggregate of 11,031,250 shares of common stock. As part of the financing, the Company has also issued warrants to purchase an aggregate of 4,158,780 shares of common stock at an exercise price of $0.07 per share ("Series D-1 Warrants"). The Company is also obligated to issue warrants to purchase an aggregate of 1,665,720 shares of common stock at an exercise price the greater of $0.20 per share or market price at the time of issuance on or before November 1, 2003 ("Series D-2 Warrants"). The Series D-2 Warrants will become exercisable on November 1, 2003, but only if the Company fails to report $6 million in gross revenues for the nine month period ended September 30, 2003. Both existing and new investors participated in the financing. The Company also agreed to register the common stock issuable upon conversion of the Series D Preferred Stock and exercise of the warrants for resale under the Securities Act of 1933, as amended.

      As part of the financing, the Company and the lead investors have agreed to form a joint venture to exploit the Cicero technology in the Asian market. The terms of the agreement provide that the Company is required to place $1,000,000 of the gross proceeds from the financing into escrow to fund the joint venture. If the joint venture is not formed and operational on or by July 17, 2003, the lead investors will have the right, but not the obligation, to require the Company to purchase $1,000,000 in liquidation value of the Series D Preferred Stock at a 5% per annum premium.

      Another condition of the financing requires the Company to place an additional $1,000,000 of the gross proceeds into escrow, pending the execution of a definitive agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") providing for the sale of all right, title and interest to the Cicero technology. If a transaction with Merrill Lynch for the sale of Cicero is not consummated by May 18, 2003, the lead investors will have the right, but not the obligation, to require the Company to purchase $1,000,000 in liquidation value of the Series D Preferred Stock at a 5% per annum premium.

      In connection with the sale of Series D Preferred Stock, the holders of the Company's Series A3 Preferred Stock and Series B3 Preferred Stock (collectively, the "Existing Preferred Stockholders"), entered into an agreement whereby the Existing Preferred Stockholders have agreed to waive certain applicable price protection anti-dilution provisions. Under the terms of the waiver agreement, the Company is also permitted to issue equity securities representing aggregate proceeds of up to an additional $4.9 million following the sale of the Series D Preferred Stock. Additionally, the Existing Preferred Stockholders have also agreed to a limited lock-up restricting their ability to sell common stock issuable upon conversion of their preferred stock and warrants and to waive the accrual of any dividends that may otherwise be payable as a result of the Company's delisting from Nasdaq. As consideration for the waiver agreement, the Company has agreed to issue on a pro rata basis up to 1 million warrants to all the Existing Preferred Stockholders on a pro rata basis at such time and from time to time as the Company closes financing transactions that represent proceeds in excess of $2.9 million, excluding the
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proceeds from the Series D Preferred Stock transaction and any investments made by a strategic investor in the software business. Such warrants will have an exercise price that is the greater of $0.40 or the same exercise price as the exercise price of the warrant, or equity security, that the Company issues in connection with the Company's financing or loan transaction that exceeds the $2.9 million threshold.

      The holders of the Company's Series C Preferred Stock also consented to the issuance of the Series D Preferred Stock.

      The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

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EXHIBIT NO.                             DESCRIPTION
3.1            Certificate of Designation relating to the Series D Convertible Redeemable Preferred Stock
               of Level 8 Systems, Inc. (filed herewith).

4.1            Registration Rights Agreement dated as of March 19, 2003 by and among Level 8 Systems, Inc.
               and the Purchasers (filed herewith).

4.2            Form of Series D-1 Warrant (filed herewith).

4.3            Form of Series D-2 Warrant (filed herewith).

10.1           Securities Purchase Agreement dated as of March 19, 2003 by and among Level 8 Systems, Inc.
               and the Purchasers described therein (filed herewith) (exhibits and schedules omitted but will be furnished supplementally to the Securities and Exchange Commission upon request).

10.2           Waiver Agreement dated as of March 19, 2003 by and among Level 8 Systems, Inc. and the holders of Series A3 Preferred Stock and Series B3 Preferred Stock (filed herewith)
               (schedules omitted but will be furnished supplementally to the Securities and Exchange
               Commission upon request).
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  March 31, 2003        LEVEL 8 SYSTEMS, INC.



                                      By: /s/ John P. Broderick
                                          --------------------------------------
                                          John P. Broderick
                                          Chief Operating and Financial Officer,
                                          Corporate Secretary
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                                  Exhibit Index

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
EXHIBIT NO.                             DESCRIPTION
3.1            Certificate of Designation relating to the Series D Convertible Redeemable Preferred Stock
               of Level 8 Systems, Inc. (filed herewith).

4.1            Registration Rights Agreement dated as of March 19, 2003 by and among Level 8 Systems, Inc.
               and the Purchasers (filed herewith).

4.2            Form of Series D-1 Warrant (filed herewith).

4.3            Form of Series D-2 Warrant (filed herewith).

10.1           Securities Purchase Agreement dated as of March 19, 2003 by and among Level 8 Systems, Inc.
               and the Purchasers described therein (filed herewith) (exhibits and schedules omitted but will be furnished supplementally to the Securities and Exchange Commission upon request).

10.2           Waiver Agreement dated as of March 19, 2003 by and among Level 8 Systems, Inc. and the holders of Series A3 Preferred Stock and Series B3 Preferred Stock (filed herewith)
               (schedules omitted but will be furnished supplementally to the Securities and Exchange
               Commission upon request).
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